UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2026

VISTA CREDIT STRATEGIC LENDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56562	88-1906598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Floor 77
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 804-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None.	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

Supplement No. 1 to Master Note Purchase Agreement

On September 29, 2026, Vista Credit Strategic Lending Corp. (the “Company”) entered into Supplement No. 1 (the “Supplement”) to the Master Note Purchase Agreement, dated October 2, 2025 (the “Note Purchase Agreement”), with the institutional investors named therein (the “Additional Purchasers”), governing the issuance of $150,000,000 in aggregate principal amount of the Company’s 7.75% Series 2026A Senior Notes due October 2, 2028 (the “Series 2026A Notes”) to the Additional Purchasers in a private placement. Interest on the Series 2026A Notes will accrue from October 15, 2026 and will be due semiannually on April 2 and October 2 of each year, commencing April 2, 2027. The interest rate applicable to the Series 2026A Notes is subject to increase (up to a maximum increase of 2.00% above the stated rate) in the event that, subject to certain exceptions, the Series 2026A Notes cease to have an investment grade rating and the Company’s secured debt ratio exceeds certain thresholds. In addition, the Company is obligated to offer to repay the Series 2026A Notes at a price equal to 100% of the principal amount, plus accrued and unpaid interest, if certain change in control events occur. The Series 2026A Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured, unsubordinated indebtedness issued by the Company.

The closing for the sale and purchase of the Series 2026A Notes is expected to occur on October 15, 2026. The Company will apply the proceeds of the sale of the Series 2026A Notes for the general corporate purposes of the Company and its subsidiaries, including to make investments, repay existing debt and make distributions permitted by the Note Purchase Agreement, as supplemented by the Supplement.

The Note Purchase Agreement, as supplemented by the Supplement, contains customary terms and conditions for senior unsecured notes issued in a private placement, including, without limitation, affirmative and negative covenants, such as information reporting, maintenance of the Company’s status as a business development company within the meaning of the Investment Company Act of 1940, as amended, maintaining a minimum amount of shareholders’ equity and a minimum asset coverage ratio. The Note Purchase Agreement also contains customary events of default with customary cure and notice periods, including, without limitation, nonpayment, incorrect representation in any material respect, breach of covenant, cross-default under other indebtedness of the Company or subsidiary guarantors, certain judgments and orders, and certain events of bankruptcy.

The Series 2026A Notes were offered in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Series 2026A Notes have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, as applicable.

The information in this Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to purchase the Series 2026A Notes or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

The description above is only a summary of the material provisions of the Note Purchase Agreement, as supplemented by the Supplement, and is qualified in its entirety by reference to the copy of the Supplement which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein. The Note Purchase Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 6, 2025.

Amendment No. 2 to Senior Secured Revolving Credit Agreement

On September 29, 2026, the Company entered into Amendment No. 2 to the Senior Secured Revolving Credit Agreement (the “Second Amendment”), by and among the Company, as Borrower, the Subsidiary Guarantors party thereto solely with respect to Section 2.9 therein, the Consenting Lenders party thereto and ING Capital LLC, as Administrative Agent and as Issuing Bank, which amends that certain Senior Secured Revolving Credit Agreement, dated as of September 5, 2025 (as amended by that certain Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of January 30, 2026, and as further amended by the Second Amendment, the “Credit Agreement”). The Second Amendment, among other things, permits the Company to incur additional unsecured indebtedness, including notes with a tenor of less than three years, up to specified caps set forth therein.

The description above is only a summary of the material provisions of the Credit Agreement (as amended by the Second Amendment) and is qualified in its entirety by reference to the Credit Agreement (as amended by the Second Amendment), a copy of which is filed as Exhibit 10.2 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Supplement No. 1 to Master Note Purchase Agreement, dated as of September 29, 2026, by and among Vista Credit Strategic Lending Corp. and the Additional Purchasers party thereto.
10.2*

Amendment No. 2 to Senior Secured Revolving Credit Agreement, dated as of September 29, 2026, by and among the Company, as Borrower, the Subsidiary Guarantors party thereto solely with respect to Section 2.9 therein, the Consenting Lenders party thereto and ING Capital LLC, as Administrative Agent and as Issuing Bank.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Credit Strategic Lending Corp.

Date:	October 5, 2026	By:	/s/ Ross Teune
Name: Ross Teune Title: Chief Financial Officer